UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2019

CELEXUS, INC.

 (Exact name of registrant as specified in its charter)

Nevada	000-52069	98-0466350
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

8275 S. Eastern Ave. Suite 200 Las Vegas, NV	88123
(Address of principal executive offices)	(Zip Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).                                                 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1)	PREVIOUS INDEPENDENT AUDITORS:

a.	On March 27, 2019, the Company terminated MICHAEL GILLESPIE & ASSOCIATES, PLLC (“Gillespie”) as its registered independent public accountant.

b.	Gillespie’s reports on the financial statements for the periods ended March 31, 2017 and March 31, 2018, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

c.	Our Board of Directors participated in and approved the decision to change independent accountants. Through the reporting periods ended March 31, 2017 and March 31, 2018, there have been no disagreements with Gillespie on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Gillespie would have caused them to make reference thereto in their report on the financial statements.

d.	Our Board of Directors participated in and approved the decision to change independent accountants. Through the reporting periods ended March 31, 2017 and March 31, 2018, there have been no disagreements with Gillespie on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Gillespie would have caused them to make reference thereto in their report on the financial statements. Through the interim period March 27, 2019 (the date of termination of the former accountant), there have been disagreements with Gillespie on accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements were not resolved and resulted in the company terminating Gillespie and retaining another accountant.Specifically, despite repeated requests from Gillespie, the company did not provide a basis for the valuation of a $13,000,000 contractual acquisition in the subsequent events in the December 31, 2018 review as none were available at that time, as the company was (and is still in the process) of undertaking a due diligence review of the acquisition target, and the acquisition had not yet been consummated.

e.	We have authorized Gillespie to respond fully to the inquiries of the successor accountant.

f.	During the periods ended March 31, 2017 and March 31, 2018, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

g.	The Company provided a copy of the foregoing disclosures to Gillespie prior to the date of the filing of this Report and requested that Gillespie furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. Gillespie has refused to provide such letter.

(2)	NEW INDEPENDENT ACCOUNTANTS:

a.	On March 27, 2019, the Company engaged BF Borgers, CPA PC (“BF Borgers”), situated at 5400 W Cedar Ave, Lakewood, CO, USA 80226 (Ph: 303-953-1454, Fax: 720-251-8836; Website: www.bfbcpa.us), as its new registered independent public accountant. The Company has engaged BF Borgers, to act as the Company’s independent accountant going forward.

b.	During the periods ending March 31, 2017 and March 31, 2018, and prior to March 27, 2019 (the date of the new engagement), we did not consult with BF Borgers regarding:

i.	the application of accounting principles to a specified transaction,

ii.	the type of audit opinion that might be rendered on the Company's financial statements by BF Borgers, in either case where written or oral advice provided by BF Borgers would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues, or

iii.	any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

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Item 9.01  Financial Statements and Exhibits

None.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 12, 2019

Celexus, Inc.

/s/ David Soto

_____________________________

David Soto, President

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EXHIBIT INDEX

No.	Exhibits

None.

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